                                                                       EXHIBIT 3

                        As Amended through May 12, 2005

                                     BYLAWS
                                       OF
                            COGNIGEN NETWORKS, INC.

                                   ARTICLE I

                                    Offices

       The principal office of the corporation  shall be designated from time to time by the corporation and may be within or outside of Colorado.

       The  corporation  may have such other  offices,  either within or outside
Colorado,  as the board of  directors  may  designate  or as the business of the corporation may require from time to time.

       The  registered  office  of the  corporation  required  by  the  Colorado
Business  Corporation  Act to be maintained in Colorado may be, but need not be, identical with the principal  office,  and the address of the registered  office may be changed from time to time by the board of directors.

                                   ARTICLE II

                                  Shareholders

       Section  1.  Annual  Meeting.  The  annual  meeting  of the  shareholders shall  be  held  each  year  on a date  and  at a time  fixed  by the  board  of directors  of the  corporation  (or by the  chairman  of the  board,  the  chief executive  officer  or the  president  in the  absence of action by the board of directors),  for the purpose of electing  directors and for the  transaction  of such  other  business  as may  come  before  the  meeting.  If the  election  of directors  is not  held on the day  fixed  as  provided  herein  for any  annual
meeting  of  the  shareholders,   or  any  adjournment  thereof,  the  board  of
directors  shall  cause  the  election  to be held at a special  meeting  of the shareholders as soon thereafter as it may conveniently be held.

       A shareholder  may apply to the district  court in the county in Colorado where the  corporation's  principal office is located or, if the corporation has no principal  office in Colorado,  to the district  court of the county in which the  corporation's  registered  office  is  located  to  seek  an  order  that a shareholder  meeting be held (i) if an annual  meeting  was not held  within six months after the close of the  corporation's  most recently ended fiscal year or fifteen months after its last annual meeting,  whichever is earlier,  or (ii) if the  shareholder  participated  in a  proper  call  of or  proper  demand  for a special  meeting and notice of the special  meeting was not given within  thirty days  after the date of the call or the date the last of the  demands  necessary to require  calling of the  meeting  was  received  by the  corporation,  or the special meeting was not held in accordance with the notice.

       Section 2. Special  Meetings.  Unless  otherwise  prescribed  by statute, special  meetings  of the  shareholders  may be called  for any  purpose  by the chairman of the board,  by the chief executive  officer,  by the president or by the board of  directors.  The chief  executive  officer or the  president  shall call a special meeting of the  shareholders  if the corporation  receives one or more  written  demands for the  meeting,  stating  the  purpose or purposes  for which it is to be held,  signed and dated by holders of shares  representing  at least ten  percent of all the votes  entitled  to be cast on any issue  proposed to be considered at the meeting.

       Section 3. Place of Meeting.  The board of directors  may  designate  any place,  either within or outside  Colorado,  as the place for any annual meeting or any  special  meeting  called by the board of  directors.  A waiver of notice signed by all  shareholders  entitled  to vote at a meeting  may  designate  any place,  either within or outside  Colorado,  as the place for such  meeting.  If no  designation  is made,  or if a special  meeting is called  other than by the board of directors,  the place of meeting  shall be the principal  office of the corporation.

       Section 4. Notice of Meeting.  Written  notice  stating the place,  date, and time of the  meeting  shall be given not less  than ten nor more than  sixty days  before  the  date  of the  meeting,  except  that  (i) if  the  number  of authorized  shares is to be  increased,  at least  thirty days  notice  shall be given,  or (ii) any other  longer  notice  period  shall be given if required by the  Colorado  Business  Corporation  Act.  Notice  of a special  meeting  shall include a  description  of the purpose or purposes of the meeting.  Notice of an annual  meeting  need not  include a  description  of the purpose or purposes of the meeting  except the purpose or purposes  shall be stated with respect to (i)
an  amendment  to the  articles  of  incorporation  of the  corporation,  (ii) a merger or share  exchange in which the  corporation is a party and, with respect to a share exchange,  in which the corporation's shares will be acquired,  (iii)
a sale,  lease,  exchange  or other  disposition,  other  than in the  usual and regular course of business,  of all or substantially  all of the property of the corporation or of another entity which this corporation  controls,  in each case with or without the goodwill,  (iv) a  dissolution  of the  corporation,  or (v)
any other  purpose for which a statement  of purpose is required by the Colorado
Business  Corporation Act. Notice shall be given personally or by mail,  private carrier,  telegraph,  teletype,  electronically  transmitted  facsimile or other form of wire or  wireless  communication  by or at the  direction  of the  chief executive  officer,  the  president,  the  secretary,  or the officer or persons calling the  meeting,  to each  shareholder  of record  entitled to vote at such meeting.  If  mailed  and if in a  comprehensible  form,  such  notice  shall be deemed to be given and  effective  when  deposited  in the United  States  mail, addressed to the  shareholder at his address as it appears in the  corporation's current  record  of  shareholders,  with  postage  prepaid.  If  notice is given other than by mail, and provided that such notice is in a  comprehensible  form, the notice is given and effective on the date received by the shareholder.

     If requested by the person or persons  lawfully  calling such meeting,  the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive  notices mailed to the last known address of such  shareholder  have been  returned  as  undeliverable  until such time as another  address for such  shareholder is made known to the  corporation by such shareholder.  In order to be  entitled  to  receive  notice  of any  meeting,  a shareholder  shall  advise  the  corporation  in  writing  of any change in such shareholder's mailing address as shown on the corporation's books and records.

       When a meeting is adjourned to another date,  time or place,  notice need not be given of the new date,  time or place if the new  date,  time or place of such  meeting  is  announced  before  adjournment  at the  meeting  at which the adjournment  is taken.  At the adjourned  meeting the  corporation  may transact any business  which may have been  transacted  at the original  meeting.  If the adjournment  is for more than 120  days,  or if a new  record  date is fixed for the adjourned  meeting,  a new notice of the adjourned meeting shall be given to each  shareholder  of  record  entitled  to  vote at the  meeting  as of the new record date.

       A shareholder  may waive notice of a meeting before or after the time and date of the  meeting  by a  writing  signed  by such  shareholder.  Such  waiver shall be delivered to the  corporation  for filing with the  corporate  records.
Further,  by  attending a meeting  either in person or by proxy,  a  shareholder waives  objection  to lack of notice or defective  notice of the meeting  unless the  shareholder  objects at the  beginning of the meeting to the holding of the meeting  or the  transaction  of  business  at the  meeting  because  of lack of notice or defective  notice.  By attending  the meeting,  the  shareholder  also waives any  objection to  consideration  at the meeting of a  particular  matter not within the purpose or purposes  described in the meeting  notice  unless the shareholder objects to considering the matter when it is presented.

       Section  5.  Fixing  of  Record  Date.  For the  purpose  of  determining shareholders  entitled to (i) notice of or vote at any  meeting of  shareholders or any adjournment thereof,  (ii) receive  distributions or share dividends,  or
(iii) demand a special  meeting,  or to make a determination of shareholders for any other proper  purpose,  the board of directors  may fix a future date as the record date for any such  determination of  shareholders,  such date in any case to be not more than  seventy  days,  and, in case of a meeting of  shareholders, not less  than ten  days,  prior to the  date on  which  the  particular  action requiring such  determination  of shareholders is to be taken. If no record date is fixed by the board of  directors,  the record date shall be the date on which notice  of the  meeting  is  mailed  to  shareholders,  or the date on which the resolution of the board of directors  providing for a  distribution  is adopted, as the case may be. When a  determination  of  shareholders  entitled to vote at any  meeting  of  shareholders  is  made  as  provided  in  this  Section,  such determination  shall  apply  to any  adjournment  thereof  unless  the  board of directors  fixes  a new  record  date,  which  it  must  do if  the  meeting  is adjourned  to a date more than 120 days  after the date  fixed for the  original meeting.

       Notwithstanding   the  above,   the  record  date  for   determining  the
shareholders  entitled to take action  without a meeting or entitled to be given notice of action so taken  shall be the date the  corporation  first  receives a writing  upon  which the  action  is  taken.  The  record  date for  determining shareholders  entitled  to  demand a  special  meeting  shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

     Section 6. Voting Lists.  The  secretary  shall make, at the earlier of ten days before each meeting of  shareholders  or two business  days after notice of the meeting has been given, a complete list of the  shareholders  entitled to be given  notice of such  meeting  or any  adjournment  thereof.  The list shall be arranged by voting  groups and within  each  voting  group by class or series of shares,  shall be in alphabetical  order within each class or series,  and shall show the  address of and the  number of shares of each  class or series  held by each shareholder.  For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the  principal  office  of the  corporation,  or at a place  (which  shall be identified in the notice) in the city where the meeting will be held.  Such list shall  be  available  for  inspection  on  written  demand  by  any  shareholder
(including  for the  purpose  of this  Section  6 any  holder  of  voting  trust certificates)  or his agent or attorney during regular business hours and during the period available for inspection.  The original stock transfer books shall be prima facie evidence as to the shareholders  entitled to examine such list or to vote at any meeting of shareholders.

       Any  shareholder,  his agent or attorney may copy the list during regular business  hours and during the period it is available for  inspection,  provided
(i)  the   shareholder  has  been  a  shareholder  for  at  least  three  months immediately  preceding  the  demand  or  holds  at  least  five  percent  of all outstanding  shares of any class of  shares as of the date of the  demand,  (ii)
the  demand is made in good  faith and for a purpose  reasonably  related to the demanding  shareholder's  interest  as  a  shareholder,  (iii)  the  shareholder describes  with  reasonable  particularity  the  purpose  and  the  records  the shareholder  desires to inspect,  (iv) the records are directly  connected  with the  described  purpose,  and  (v)  the  shareholder  pays a  reasonable  charge covering  the costs of labor and  material  for such  copies,  not to exceed the estimated cost of production and reproduction.

       Section 7.  Recognition  Procedure for  Beneficial  Owners.  The board of directors  may adopt by  resolution  a procedure  whereby a  shareholder  of the corporation may certify in writing to the  corporation  that all or a portion of the shares  registered in the name of such  shareholder are held for the account of a specified  person or persons.  The  resolution  may set forth (i) the types of  nominees  to which  it  applies,  (ii) the  rights  or  privileges  that the corporation will recognize in a beneficial  owner,  which may include rights and
privileges  other  than  voting,   (iii)  the  form  of  certification  and  the
information to be contained  therein,  (iv) if the certification is with respect to a record date,  the time within which the  certification  must be received by the  corporation,  (v) the period for which the  nominee's  use of the procedure is effective,  and (vi) such other  provisions  with respect to the procedure as the board of  directors  deems  necessary  or  desirable.  Upon  receipt  by the corporation  of a certificate  complying  with the procedure  established by the board  of  directors,  the  persons  specified  in the  certification  shall  be deemed,  for the purpose or purposes set forth in the  certification,  to be the
registered   holders  of  the  number  of  shares  specified  in  place  of  the shareholder making the certification.

       Section  8.  Quorum  and  Manner  of  Acting.  One-third  of   the  votes
entitled to be cast on a matter by a voting  group shall  constitute a quorum of that  voting  group  for  action on the  matter.  If less than one third of such votes are  represented at a meeting,  a majority of the votes so represented may adjourn the meeting from time to time without further  notice,  for a period not to  exceed  120 days for any one  adjournment.  If a quorum is  present  at such adjourned  meeting,  any  business  may be  transacted  which  might  have  been transacted at the meeting as originally  noticed.  The  shareholders  present at a duly organized  meeting may continue to transact  business until  adjournment, notwithstanding  the  withdrawal  of enough  shareholders  to leave  less than a quorum,  unless the  meeting is  adjourned  and a new record date is set for the adjourned meeting.

       If a quorum  exists,  action  on a matter  other  than  the  election  of directors  by a voting  group is  approved  if the votes cast  within the voting group  favoring  the  action  exceed the votes  cast  within  the  voting  group opposing  the action,  unless the vote of a greater  number or voting by classes is required by law or the articles of incorporation.

       Section 9. Proxies.  At all meetings of  shareholders,  a shareholder may vote by  proxy  by  signing  an  appointment  form or  similar  writing,  either personally or by his duly  authorized  attorney-in-fact.  A shareholder may also appoint a proxy by transmitting  or authorizing the  transmission of a telegram, teletype,  or other  electronic  transmission  providing a written  statement of the  appointment  to  the  proxy,  a  proxy  solicitor,  proxy  support  service
organization,   or  other  person  duly  authorized  by  the  proxy  to  receive appointments  as agent for the proxy,  or to the  corporation.  The  transmitted appointment  shall set forth or be transmitted  with written evidence from which it  can be  determined  that  the  shareholder  transmitted  or  authorized  the
transmission  of  the  appointment.   The  proxy  appointment  form  or  similar
writing  shall be filed with the secretary of the  corporation  before or at the time of the meeting.  The  appointment  of a proxy is effective when received by the  corporation  and is valid for eleven  months  unless a different  period is expressly provided in the appointment form or similar writing.

       Any complete copy, including an electronically  transmitted facsimile, of an  appointment  of a  proxy  may be  substituted  for or  used  in  lieu of the original  appointment for any purpose for which the original  appointment  could be used.

       Revocation  of a proxy does not affect  the right of the  corporation  to accept the  proxy's  authority  unless (i) the  corporation  had notice that the appointment  was  coupled  with an  interest  and notice  that such  interest is extinguished  is received by the secretary or other officer or agent  authorized
to  tabulate  votes  before  the  proxy   exercises  his  authority   under  the
appointment,  or (ii)  other  notice of the  revocation  of the  appointment  is received  by the  secretary  or other  officer or agent  authorized  to tabulate votes before the proxy  exercises his  authority  under the  appointment.  Other notice of revocation  may, in the  discretion of the  corporation,  be deemed to include  the  appearance  at a  shareholders'  meeting  of the  shareholder  who granted  the proxy and his voting in person on any  matter  subject to a vote at such meeting.

       The death or  incapacity of the  shareholder  appointing a proxy does not affect the right of the  corporation  to accept  the  proxy's  authority  unless notice  of the  death  or  incapacity  is  received  by the  secretary  or other officer or agent  authorized  to tabulate  votes before the proxy  exercises his authority under the appointment.

       The  corporation  shall not be required to recognize an appointment  made irrevocable  if it has  received a writing  revoking the  appointment  signed by the  shareholder  (including a shareholder who is a successor to the shareholder
who  granted  the  proxy)  either   personally   or  by  his   attorney-in-fact,
notwithstanding  that the  revocation  may be a breach of an  obligation  of the shareholder to another person not to revoke the appointment.

       Subject to Section 11 of  Article II and any  express  limitation  on the proxy's  authority  appearing  on  the  appointment  form,  the  corporation  is entitled to accept the proxy's vote or other  action as that of the  shareholder making the appointment.

       Section 10.  Voting of Shares.  Each  outstanding  share,  regardless  of class,  shall be entitled to one vote, except in the election of directors,  and each fractional  share shall be entitled to a  corresponding  fractional vote on each  matter  submitted  to a vote at a meeting of  shareholders,  except to the extent  that the  voting  rights  of the  shares  of any  class or  classes  are extended,  limited or denied by the  articles of  incorporation  as permitted by
the  Colorado  Business   Corporation  Act.   Cumulative  voting  shall  not  be
permitted in the election of  directors  or for any other  purpose.  Each record holder of stock  shall be  entitled to vote in the  election  of  directors  and shall  have as many  votes  for each of the  shares  owned  by him as there  are directors  to be  elected  and for  whose  election  he has the  right  to vote, except  to the  extent  that the  voting  rights  of the  shares of any class or classes are  extended,  limited or denied by the  articles of  incorporation  as permitted by the Colorado Business Corporation Act.

       At each  election of directors,  that number of  candidates  equaling the number of  directors to be elected,  having the highest  number of votes cast in favor of their election, shall be elected to the board of directors.

       Except as otherwise  ordered by a court of competent  jurisdiction upon a finding  that  the  purpose  of  this  Section  would  not  be  violated  in the circumstances  presented  to the court,  the shares of the  corporation  are not entitled  to be voted if they are owned,  directly  or  indirectly,  by a second corporation,  domestic or foreign,  and the first corporation owns,  directly or indirectly,  a majority  of the shares  entitled  to vote for  directors  of the second  corporation  except  to the  extent  the  second  corporation  holds the shares in a fiduciary capacity.

        Redeemable  shares  are  not  entitled  to  be  voted  after  notice  of redemption  is mailed to the holders and a sum  sufficient  to redeem the shares has been deposited  with a bank,  trust company or other  financial  institution under an  irrevocable  obligation  to pay the  holders the  redemption  price on surrender of the shares.

       Section 11.  Corporation's  Acceptance of Votes.  If the name signed on a vote,  consent,  waiver,  proxy  appointment,  or proxy  appointment  revocation corresponds to the name of a  shareholder,  the  corporation,  if acting in good faith, is entitled to accept the vote,  consent,  waiver,  proxy  appointment or
proxy   appointment   revocation   and  give  it   effect  as  the  act  of  the
shareholder.  If the name signed on a vote, consent,  waiver,  proxy appointment
or  proxy  appointment   revocation  does  not  correspond  to  the  name  of  a
shareholder,   the  corporation,  if  acting  in  good  faith,  is  nevertheless entitled  to accept  the  vote,  consent,  waiver,  proxy  appointment  or proxy appointment revocation and to give it effect as the act of the shareholder if:

             (i)   the  shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

             (ii)  the  name  signed  purports  to be that of an  administrator, executor,  guardian or conservator  representing  the shareholder and, if the corporation requests,  evidence of fiduciary status acceptable to the corporation  has  been  presented  with  respect  to the  vote,  consent, waiver, proxy appointment or proxy appointment revocation;

             (iii) the name signed  purports to be that of a receiver or trustee in  bankruptcy  of the  shareholder  and,  if the  corporation  requests, evidence of this status  acceptable to the corporation has been presented with respect to the vote,  consent,  waiver,  proxy  appointment or proxy appointment revocation;

             (iv) the name signed  purports to be that of a pledgee,  beneficial owner or  attorney-in-fact  of the  shareholder  and, if the  corporation requests,  evidence  acceptable  to the  corporation  of the  signatory's authority to sign for the  shareholder has been presented with respect to the  vote,  consent,  waiver,  proxy  appointment  or  proxy  appointment revocation;

             (v)   two or more  persons are the  shareholder  as  co-tenants  or fiduciaries  and the name signed  purports to be the name of at least one of the co-tenants or  fiduciaries,  and the person signing  appears to be acting on behalf of all the co-tenants or fiduciaries; or -

             (vi)  the   acceptance  of  the  vote,   consent,   waiver,   proxy
       appointment  or proxy  appointment  revocation is otherwise  proper under rules  established by the corporation that are not inconsistent with this
       Section 11.

       The  corporation  is entitled to reject a vote,  consent,  waiver,  proxy appointment  or proxy  appointment  revocation if the secretary or other officer or agent  authorized to tabulate  votes,  acting in good faith,  has  reasonable basis  for  doubt  about  the  validity  of the  signature  on it or  about  the signatory's authority to sign for the shareholder.

       Neither the  corporation  nor its  officers  nor any agent who accepts or rejects  a  vote,  consent,  waiver,  proxy  appointment  or  proxy  appointment revocation  in good faith and in  accordance  with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

     Section  12.  Informal  Action by  Shareholders.  Any  action  required  or permitted to be taken at a meeting of the  shareholders  may be taken  without a meeting  if a written  consent  (or  counterparts  thereof)  that sets forth the action  so taken is  signed  by all of the  shareholders  entitled  to vote with respect to the subject  matter  thereof and  received by the  corporation.  Such consent  shall  have  the same  force  and  effect  as a  unanimous  vote of the shareholders and may be stated as such in any document.  Action taken under this
Section 12 is effective as of the date the last writing  necessary to effect the action is  received by the  corporation,  unless all of the  writings  specify a different  effective  date,  in which  case  such  specified  date  shall be the effective  date for such  action.  If any  shareholder  revokes  his  consent as provided for herein prior to what would  otherwise be the  effective  date,  the action proposed in the consent shall be invalid. The record date for determining shareholders  entitled  to  take  action  without  a  meeting  is the  date  the corporation first receives a writing upon which the action is taken.

       Any  shareholder  who has signed a writing  describing  and consenting to action  taken  pursuant to this  Section 12 may revoke such consent by a writing
signed  by  the   shareholder   describing  the  action  and  stating  that  the
shareholder's  prior consent thereto is revoked,  if such writing is received by the corporation before the effectiveness of the action.

       Section   13.   Meetings  by   Telecommunication.   Any  or  all  of  the
shareholders may participate in an annual or special  shareholders'  meeting by, or the meeting may be conducted  through the use of, any means of  communication by which all persons  participating  in the  meeting may hear each other  during the meeting.  A shareholder  participating  in a meeting by this means is deemed to be present in person at the meeting.

                                  ARTICLE III

                               Board of Directors

       Section 1. General  Powers.  All  corporate  powers shall be exercised by or under the  authority  of, and the  business  and  affairs of the  corporation shall be managed  under,  the  direction  of its board of  directors,  except as otherwise  provided in the Colorado Business  Corporation Act or the articles of incorporation.

       Section 2.  Number,  Qualifications  and Tenure.  The number of directors of the  corporation  shall be fixed from time to time by the board of  directors or by the  shareholders.  A director  shall be a natural  person who is 18 years of  age  or  older.  A  director  need  not  be  a  resident  of  Colorado  or a shareholder of the corporation.

       Directors shall be elected at each annual meeting of  shareholders.  Each director  shall  hold  office  until the next  annual  meeting  of  shareholders following  his  election  and  thereafter  until his  successor  shall have been elected  and  qualified.  Directors  shall be removed in the manner  provided by the Colorado Business Corporation Act.

       By  July  1,  2006,  a  majority  of the  board  of  directors  must be independent  as that  term is  defined  by the  rules  of the  American  Stock
Exchange LLC or by the rules of The NASDAQ  Stock  Market,  whichever  has the most lenient rules.

       Section  3.  Vacancies.  Any  director  may  resign at any time by giving written notice to the  corporation.  Such  resignation  shall take effect at the time the notice is received  by the  corporation  unless the notice  specifies a
later   effective   date.   Unless   otherwise   specified   in  the  notice  of
resignation,  the  corporation's  acceptance  of such  resignation  shall not be necessary to make it  effective.  Any vacancy on the board of  directors  may be filled by the  affirmative  vote of a majority of the  shareholders or the board of  directors.  If the  directors  remaining in office  constitute  fewer than a quorum of the board of  directors,  the  directors  may fill the  vacancy by the affirmative  vote of a majority of all the  directors  remaining  in office.  If elected by the  directors,  the director shall hold office until the next annual shareholders'  meeting  at  which  directors  are  elected.  If  elected  by the shareholders,  the  director  shall hold  office for the  unexpired  term of his predecessor in office;  except that, if the director's  predecessor  was elected by the  directors to fill a vacancy,  the director  elected by the  shareholders shall hold  office for the  unexpired  term of the last  predecessor  elected by the shareholders.

       Section  4.  Regular  Meetings.   A  regular  meeting  of  the  board  of
directors shall be held without notice  immediately  after and at the same place as the annual  meeting of  shareholders.  The board of directors  may provide by resolution  the time and  place,  either  within or  outside  Colorado,  for the holding of additional regular meetings without other notice.

       Section  5.  Special   Meetings.   Special   meetings  of  the  board  of
directors  may be called by or at the request of the chairman of the board,  the president  or any two  directors.  The  person  or  persons  authorized  to call special  meetings of the board of directors may fix any place,  either within or outside  Colorado,  as the place for holding any special meeting of the board of directors called by them.

       Section  6.  Notice.  Notice  of any  special  meeting  shall be given at least  two  days  prior to the  meeting  by  written  notice  either  personally delivered  or mailed to each  director  at his  business  address,  or by notice transmitted by telegraph,  telex,  electronically transmitted facsimile or other form of wire  or  wireless  communication.  If  mailed,  such  notice  shall  be deemed to be given and to be  effective  on the  earlier of (i) three days after such notice is deposited in the United  States mail,  properly  addressed,  with postage  prepaid,  or (ii) the date  shown on the return  receipt,  if mailed by registered or certified  mail return  receipt  requested.  If notice is given by telex,  electronically  transmitted  facsimile or other  similar form of wire or wireless  communication,  such  notice  shall be  deemed  to be given  and to be effective  when sent,  and with  respect to a  telegram,  such  notice  shall be deemed to be given and to be  effective  when the  telegram is  delivered to the telegraph  company.  If a  director  has  designated  in  writing  one  or  more reasonable  addresses  or  facsimile  numbers  for  delivery  of  notice to him, notice sent by mail, telegraph,  telex,  electronically transmitted facsimile or other form of wire or  wireless  communication  shall not be deemed to have been given or to be effective  unless sent to such  addresses  or facsimile  numbers, as the case may be.

       A  director  may waive  notice of a meeting  before or after the time and date of the meeting by a writing  signed by such  director.  Such  waiver  shall be  delivered  to  the  corporation  for  filing  with  the  corporate  records.
Further,  a director's  attendance at or  participation  in a meeting waives any required  notice to him of the meeting  unless at the  beginning of the meeting, or  promptly  upon his later  arrival,  the  director  objects  to  holding  the meeting or  transacting  business  at the  meeting  because of lack of notice or defective  notice and does not thereafter  vote for or assent to action taken at the  meeting.  Neither  the  business to be  transacted  at, nor the purpose of, any regular or special  meeting of the board of  directors  need be specified in the notice or waiver of notice of such meeting.

       Section 7.  Quorum.  A majority of the number of  directors  fixed by the board of  directors  pursuant  to Section 2 of  Article  III or, if no number is fixed,  a  majority  of the  number in office  immediately  before  the  meeting begins,  shall  constitute  a quorum  for the  transaction  of  business  at any meeting of the board of directors.

       If less than such  majority  is present at a meeting,  a majority  of the directors  present may adjourn the  meeting  from time to time  without  further notice, for a period not to exceed sixty days at any one adjournment.

       Section 8. Manner of Acting.  The act of the  majority  of the  directors present  at a  meeting  at which a  quorum  is  present  shall be the act of the board of directors.

       Section 9.  Compensation.  By resolution  of the board of directors,  any director may be paid any one or more of the  following:  his  expenses,  if any, of  attendance  at  meetings.  a fixed sum for  attendance  at each  meeting,  a stated  salary  as  director,  or  such  other  compensation  as  the  board  of directors  and the director may  reasonably  agree upon.  No such payment  shall preclude any director  from serving the  corporation  in any other  capacity and receiving compensation therefor.

       Section 10.  Presumption  of Assent.  A director of the  corporation  who is present at a meeting of the board of  directors  or committee of the board of directors  at which  action on any  corporate  matter is taken shall be presumed to have  assented to the action  taken  unless (i) the  director  objects at the beginning of the meeting,  or promptly  upon his later  arrival,  to the holding of the  meeting or the  transaction  of  business  at the  meeting  and does not thereafter  vote for or  assent to any  action  taken at the  meeting,  (ii) the director  contemporaneously  requests  that his dissent or  abstention as to any specific  action  taken be entered in the minutes of the  meeting,  or (iii) the director  causes  written notice of his dissent or abstention as to any specific action to be  received  by the  presiding  officer  of the  meeting  before  its adjournment  or by  the  corporation  promptly  after  the  adjournment  of  the meeting.  A  director  may  dissent to a  specific  action at a  meeting,  while assenting  to  others.  The right to dissent  to a  specific  action  taken at a meeting  of the board of  directors  or a  committee  of the board of  directors shall not be available to a director who voted in favor of such action.

       Section 11.  Committees.  By resolution  adopted by a majority of all the directors  in  office  when the  action is taken,  the  board of  directors  may designate  from among its members an executive  committee  and one or more other committees,  and appoint one or more  members of the board of directors to serve on them. To the extent  provided in the  resolution,  each committee  shall have all the  authority  of the board of  directors,  except  that no such  committee shall  have the  authority  to (i)  authorize  distributions,  (ii)  approve  or propose to shareholders  actions or proposals  required by the Colorado Business
Corporation  Act to be approved by  shareholders,  (iii) fill  vacancies  on the
board  of  directors  or  any  committee   thereof,   (iv)  amend   articles  of
incorporation,  (v) adopt,  amend or repeal the bylaws,  (vi)  approve a plan of merger not  requiring  shareholder  approval,  (vii)  authorize  or approve  the reacquisition  of shares  unless  pursuant to a formula or method  prescribed by the board of directors,  or (viii)  authorize or approve the issuance or sale of shares,  or contract for the sale of shares or determine  the  designations  and relative  rights,  preferences  and  limitations of a class or series of shares, except that the board of  directors  may  authorize a committee or officer to do so  within  limits  specifically  prescribed  by the  board  of  directors.  The committee  shall  then have full  power  within  the  limits set by the board of
directors  to  adopt  any  final  resolution   setting  forth  all  preferences,
limitations  and  relative  rights of such class or series and to  authorize  an
amendment   of  the   articles  of   incorporation   stating  the   preferences,
limitations  and  relative  rights  of a class or  series  for  filing  with the
Secretary of State under the Colorado Business Corporation Act.

       Sections  4, 5, 6, 7, 8 and 12 of Article  III,  which  govern  meetings, notice,  waiver of notice,  quorum,  voting  requirements  and action  without a meeting of the board of directors,  shall apply to committees  and their members appointed under this Section 11.

       Neither  the  designation  of  any  such  committee,  the  delegation  of authority to such  committee,  nor any action by such committee  pursuant to its authority  shall  alone  constitute  compliance  by any  member  of the board of directors or a member of the  committee in question with his  responsibility  to conform to the  standard of care set forth in Article  III,  Section 14 of these bylaws.

            The   corporation   shall  be  organized   and  operated  so  as  to
incorporate the following rules of governance:

       An Executive  Committee of the Board of  Directors,  consisting  of the
President,  the Corporate Secretary and one nonemployee  director,  shall have the exclusive  right and duty to authorize,  by majority  vote,  all corporate expenditures,  disbursements  and  obligations  of any kind,  with  amounts in excess of $5,000 that are not in a budget previously  approved by the Board of
Directors.  Any and all  expenditures,  disbursements or obligations in excess of $25,000  shall  require  approval by a vote of a majority of the members of the Board of  Directors  provided  that no  approval  shall be required if the expenditure,  disbursement  or  obligation  has been included in a budget that has previously been approved by the Board of Directors.

       The Board of Directors  shall organize and utilize in the governance of the  corporation,  the following  additional  committees:  Audit Committee and
Compensation  Committee.  Membership in the Compensation  Committee is limited to  non-employee  directors.  The  members  of the  Audit  Committee  must  be independent  directors.  The  Chairman  of the  Audit  Committee  may not be a
member  of the  Compensation  Committee.  The  Chairman  of  the  Compensation
Committee may not be a member of the Audit  Committee.  The  provisions of the last two sentences may only be amended by a vote of the shareholders.

       Section  12.  Informal  Action  by  Directors.  Any  action  required  or permitted  to  be  taken  at  a  meeting  of  the  directors  or  any  committee designated  by the  board of  directors  may be taken  without  a  meeting  if a written  consent (or  counterparts  thereof) that sets forth the action so taken is signed by all of the  directors  or committee  members  entitled to vote with respect  to the  action  taken.  Such  consent  shall  have the same  force  and effect as a unanimous  vote of the  directors  or  committee  members and may be stated  as such in any  document.  Unless  the  consent  specifies  a  different effective  date,  action  taken under this  Section 12 is  effective at the time the last director signs a writing  describing the action taken,  unless,  before such time,  any  director  has revoked  his  consent by a writing  signed by the director and received by the president or the secretary of the corporation.

       Section 13.  Telephonic  Meetings.  The board of directors may permit any director  (or any member of a committee  designated  by the board of  directors)
to  participate  in a regular or special  meeting of the board of directors or a committee  thereof  through the use of any means of  communication  by which all
directors   participating  in  the  meeting  can  hear  each  other  during  the meeting.  A director  participating  in a meeting in this manner is deemed to be present in person at the meeting.

       Section 14.  Standard of Care. A director  shall  perform his duties as a director,  including without  limitation his duties as a member of any committee of the board of directors,  in good faith,  in a manner he  reasonably  believes to be  in  the  best  interests  of  the  corporation,  and  with  the  care  an ordinarily  prudent  person in a like  position  would  exercise  under  similar circumstances.  In performing  his duties,  a director shall be entitled to rely
on   information,   opinions,   reports  or  statements,   including   financial
statements and other  financial  data, in each case prepared or presented by the persons  herein  designated.  However,  he shall not be  considered to be acting in good faith if he has knowledge  concerning  the matter in question that would cause such  reliance to be  unwarranted.  A director  shall not be liable to the corporation  or its  shareholders  for any action he takes or omits to take as a director  if, in  connection  with such  action or  omission,  he  performs  his duties in compliance with this Section 14.

       The  designated  persons on whom a director  is  entitled to rely are (i)
one  or  more  officers  or  employees  of the  corporation  whom  the  director reasonably  believes  to be reliable  and  competent  in the matters  presented,
(ii) legal counsel,  public accountant,  or other person as to matters which the director reasonably  believes to be within such person's  professional or expert competence,  or (iii) a  committee  of the  board  of  directors  on  which  the director  does not  serve if the  director  reasonably  believes  the  committee merits confidence.

                                   ARTICLE IV

                              Officers and Agents

       Section  1.  General.   The  officers  of  the  corporation  shall  be  a
president,  a secretary and a treasurer,  each of whom shall be a natural person eighteen  years  of age or  older.  The  board of  directors  or an  officer  or officers  authorized by the board of directors may appoint such other  officers, assistant officers,  committees and agents,  assistant secretaries and assistant treasurers,  as they may  consider  necessary.  The  board of  directors  or the officer or  officers  authorized  by the board of  directors  shall from time to time  determine  the procedure for the  appointment  of officers,  their term of office,  their  authority  and  duties  and their  compensation.  One person may hold  more  than one  office.  In all cases  where  the  duties of any  officer, agent  or  employee  are  not  prescribed  by  the  bylaws  or by the  board  of directors,  such  officer,  agent  or  employee  shall  follow  the  orders  and instructions of the president of the corporation.

       Section  2.  Appointment  and  Term  of  Office.   The  officers  of  the
corporation  shall  be  appointed  by the  board  of  directors  at each  annual meeting  of the  board of  directors  held  after  each  annual  meeting  of the shareholders.  If the  appointment  of officers  is not made at such  meeting or if an officer or officers  are to be  appointed  by another  officer or officers of the  corporation,  such  appointments  shall  be made as soon  thereafter  as conveniently  possible.  Each  officer  shall hold office until the first of the following  occurs:  his successor  shall have been duly appointed and qualified, his death,  his  resignation,  or his removal in the manner  provided in Article
IV, Section 3.

       Section 3.  Resignation  and  Removal.  An officer may resign at any time by giving  written notice of resignation  to the  corporation.  The  resignation is effective  when the notice is received by the  corporation  unless the notice specifies a later effective date.

       Any officer or agent may be removed at any time with or without  cause by the board of  directors  or an officer or  officers  authorized  by the board of directors  or by the  shareholders.  Such  removal  does not affect the contract
rights,  if  any,  of  the  corporation  or  of  the  person  so  removed.   The
appointment of an officer or agent shall not in itself create contract rights.

       Section 4. Vacancies.  A vacancy in any office,  however  occurring,  may be filled by the board of  directors,  or by the officer or officers  authorized by the board of  directors,  for the unexpired  portion of the  officer's  term.
If an officer  resigns and his  resignation  is made  effective at a later date, the board of  directors,  or  officer  or  officers  authorized  by the board of directors,  may permit the officer to remain in office until the effective  date and may fill the  pending  vacancy  before  the  effective  date if the board of directors or officer or officers  authorized  by the board of directors  provide that the  successor  shall not take  office  until the  effective  date.  In the alternative,  the board of directors,  or officer or officers  authorized by the board of  directors,  may remove the  officer at any time  before the  effective date and may fill the resulting vacancy.

       Section 5.  Chairman  of the Board.  The  directors  shall  appoint  from among their  members a director to serve as chairman of the board of  directors.
This   provision   of  the  bylaws  may  only  be  amended  by  a  vote  of  the shareholders.  The  chairman  of the board of  directors,  if  appointed  and if available,  or if not appointed or not available,  the president,  shall preside at  all  meetings  of  the  stockholders  and of the  board  of  directors.  The chairman of the board shall have such  additional  duties as are assigned to him by the directors.

       Section 6.  President.  Subject to the direction and  supervision  of the board of directors,  the president  shall have general and active control of the corporation's  affairs and business  and general  supervision  of its  officers, agents and  employees.  Unless  otherwise  directed  by the board of  directors, the  president  shall  attend in person or by  substitute  appointed  by him, or shall  execute on behalf of the  corporation  written  instruments  appointing a proxy  or  proxies  to  represent  the  corporation  at,  all  meetings  of  the stockholders  of any  other  corporation  in which  the  corporation  holds  any stock.  On  behalf  of  the  corporation,  the  president  may in  person  or by substitute  or by proxy  execute  written  waivers of notice and  consents  with respect  to  any  such  meetings.  At  all  such  meetings  and  otherwise,  the president,  in person or by substitute or proxy,  may vote the stock held by the corporation,  execute  written  consents and other  instruments  with respect to such  stock,  and  exercise  any and  all  rights  and  powers  incident  to the ownership of said stock,  subject to the  instructions,  if any, of the board of directors.  The president shall have custody of the treasurer's bond, if any.

       Section 7. Vice  Presidents.  If  appointed,  the vice  presidents  shall assist  the  chairman  of the board and the  president  and shall  perform  such duties  as may be  assigned  to  them  by the  chairman  of the  board  and  the president  or by the board of  directors.  In the absence of the chairman of the board and the president,  the vice president,  if any (or, if more than one, the vice  presidents in the order  designated  by the board of directors,  or if the
board  of  directors  makes  no  such  designation,   then  the  vice  president
designated  by the  chairman of the board,  or by the  president,  or if neither the board of directors,  the chairman of the board nor the  president  makes any such  designation,  the senior vice president as determined by first election to that  office),  shall have the powers and perform the duties of the  chairman of the board and the president.

       Section 8.  Secretary.  The  secretary  shall (i) prepare and maintain as permanent  records the minutes of the  proceedings of the  shareholders  and the board of directors,  a record of all actions taken by the  shareholders or board of  directors  without a meeting,  a record of all actions  taken by a committee of the board of  directors  in place of the board of  directors on behalf of the corporation,  and a record of all waivers of notice of meetings of  shareholders and of the  board  of  directors  or any  committee  thereof,  (ii) see that all notices are duly given in  accordance  with the  provisions  of these bylaws and as required by law,  (iii) serve as  custodian of the  corporate  records and of the  seal  of  the  corporation  and  affix  the  seal  to  all  documents  when
authorized  by  the  board  of  directors,   (iv)  keep  at  the   corporation's
registered  office or principal place of business a record  containing the names and addresses of all  shareholders in a form that permits  preparation of a list of  shareholders  arranged  by  voting  group  and by class or  series of shares within each voting group,  that is alphabetical  within each class or series and that  shows the  address  of,  and the  number of shares of each class or series held by, each  shareholder,  unless such a record shall be kept at the office of
the   corporation's   transfer   agent  or   registrar,   (v)  maintain  at  the
corporation's principal office the
originals  or copies of the  corporation's  articles of  incorporation,  bylaws, minutes  of all  shareholders'  meetings  and  records  of all  action  taken by
shareholders   without  a  meeting  for  the  past  three  years,   all  written
communications  within the past  three  years to  shareholders  as a group or to the  holders  of any class or  series of shares as a group,  a list of the names and business  addresses of the current  directors  and  officers,  a copy of the corporation's  most recent  corporate  report filed with the Secretary of State, and financial  statements showing in reasonable detail the corporation's  assets and  liabilities  and results of operations for the last three years,  (vi) have general  charge of the  stock  transfer  books of the  corporation,  unless  the
corporation  has  a  transfer   agent.   (vii)   authenticate   records  of  the
corporation,  and (viii) in general,  perform all duties  incident to the office of  secretary  and such other duties as from time to time may be assigned to him by the president or by the board of directors.  Assistant  secretaries,  if any, shall have the same duties and powers as the  secretary,  subject to supervision by the secretary.  The directors and/or  shareholders  may however  respectively designate a person other than the  secretary or assistant  secretary to keep the minutes of their respective meetings.

       Any books,  records, or minutes of the corporation may be in written form or  in  any  form  capable  of  being  converted  into  written  form  within  a reasonable time.  -

       Section 9.  Treasurer.  The treasurer  shall be the  principal  financial officer  of the  corporation,  shall  have the care and  custody  of all  funds, securities,  evidences  of  indebtedness  and  other  personal  property  of the corporation  and shall deposit the same in accordance  with the  instructions of the board of  directors.  He shall  receive and give  receipts and  acquittances for  money  paid in on  account  of the  corporation,  and  shall pay out of the corporation's  funds on hand all  bills,  payrolls  and other  just debts of the corporation  of  whatever  nature  upon  maturity.  He shall  perform  all other duties  incident to the office of the  treasurer  and, upon request of the board of  directors,  shall make such  reports to it as may be  required  at any time.
He shall,  if required by the board of  directors,  give the  corporation a bond in such sums and with such  sureties  as shall be  satisfactory  to the board of directors,  conditioned upon the faithful  performance of his duties and for the restoration to the corporation of all books, papers,  vouchers,  money and other property of whatever kind in his  possession  or under his control  belonging to the  corporation.  He shall  have such  other  powers  and  perform  such  other duties as may from time to time be  prescribed  by the board of directors or the president.  The  assistant  treasurers,  if any,  shall have the same powers and duties as the treasurer, subject to the supervision of the treasurer.

       The  treasurer  shall  also be the  principal  accounting  officer of the corporation.  He shall  prescribe  and  maintain  the  methods  and  systems  of accounting  to be  followed,  keep  complete  books and  records  of  account as required by the Colorado  Business  Corporation Act, prepare and file all local, state and federal tax  returns,  prescribe  and  maintain an adequate  system of internal  audit and  prepare  and furnish to the chief  executive  officer,  the president  and  the  board  of  directors  statements  of  account  showing  the financial position of the corporation and the results of its operations.

                                   ARTICLE V

                                     Stock

       Section 1.  Certificates.  The board of directors  shall be authorized to issue  any of its  classes  of shares  with or  without  certificates.  The fact that the  shares are not  represented  by  certificates  shall have no effect on the rights and  obligations of  shareholders.  If the shares are  represented by certificates,  such  shares  shall  be  represented  by  consecutively  numbered certificates  signed,  either  manually  or by  facsimile,  in the  name  of the corporation  by the  president  and by the  secretary  or by one or  more  other persons  designated  by the  board of  directors.  In case any  officer  who has signed or whose  facsimile  signature  has been  placed  upon  such  certificate shall have ceased to be such officer  before such  certificate  is issued,  such certificate may  nonetheless be issued by the  corporation  with the same effect as if he were  such  officer  at the date of its  issue.  Certificates  of stock shall be in such form and shall  contain such  information  consistent  with the law as  shall be  prescribed  by the  board  of  directors.  If  shares  are not represented  by  certificates,  within a reasonable  time following the issue or transfer of such shares,  the corporation  shall send the shareholder a complete written  statement of all of the information  required to be provided to holders of uncertificated shares by the Colorado Business Corporation Act.

       Section 2.  Consideration  for  Shares.  Certificated  or  uncertificated shares  shall  not be issued  until the  shares  represented  thereby  are fully paid.  The  board  of  directors  may  authorize  the  issuance  of  shares  for consideration  consisting of any tangible or  intangible  property or benefit to the corporation,  including cash,  promissory notes, services performed or other securities of the  corporation.  Future  services shall not  constitute  payment or partial  payment  for shares of the  corporation.  The  promissory  note of a subscriber  or an  affiliate  of a subscriber  shall not  constitute  payment or partial  payment  for shares of the  corporation  unless the note is  negotiable and is secured by collateral,  other than the shares being  purchased,  having a fair  market  value at least  equal to the  principal  amount of the  note.  For purposes of this Section 2, "promissory  note" means a negotiable  instrument on which there is an  obligation  to pay  independent  of  collateral  and does not include a non-recourse note.

       Section 3. Lost  Certificates.  In case of the alleged loss,  destruction or mutilation of a certificate  of stock,  the board of directors may direct the issuance of a new  certificate  in lieu thereof  upon such terms and  conditions in  conformity  with law as the board of directors may  prescribe.  The board of directors  may in its  discretion  require  an  affidavit  of  lost  certificate and/or a bond in such form and amount and with such  surety as it may  determine before issuing a new certificate.

       Section 4. Transfer of Shares.  Upon  surrender to the  corporation or to a transfer  agent of the  corporation of a certificate of stock duly endorsed or accompanied  by proper  evidence  of  succession,  assignment  or  authority  to transfer,  and receipt of such documentary  stamps as may be required by law and
evidence  of  compliance   with  all  applicable   securities   laws  and  other
restrictions,  the  corporation  shall  issue a new  certificate  to the  person entitled  thereto,  and  cancel the old  certificate.  Every  such  transfer  of stock  shall be entered on the stock  books of the  corporation  which  shall be kept at its  principal  office or by the person and the place  designated by the board of directors.

       Except as otherwise  expressly provided in Article II, Sections 7 and 11, and except for the  assertion of  dissenters'  rights to the extent  provided in
Article 113 of the Colorado  Business  Corporation Act, the corporation shall be entitled  to treat the  registered  holder of any shares of the  corporation  as the owner thereof for all purposes,  and the  corporation  shall not be bound to recognize  any  equitable  or other  claim to, or  interest  in,  such shares or rights  deriving  from such  shares  on the part of any  person  other  than the registered  holder,  including  without  limitation any  purchaser,  assignee or transferee  of such  shares or rights  deriving  from such  shares,  unless  and until such other person  becomes the registered  holder of such shares,  whether or not the corporation  shall have either actual or  constructive  notice of the claimed interest of such other person.

       Section 5. Transfer  Agent,  Registrars and Paying  Agents.  The board of
directors  may  at  its  discretion   appoint  one  or  more  transfer   agents,
registrars  and  agents  for  making  payment  upon any  class of  stock,  bond, debenture  or other  security of the  corporation.  Such  agents and  registrars may be located  either within or outside  Colorado.  They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI

                       Indemnification of Certain Persons

       Section  1.  Indemnification.  For  purposes  of  Article  VI, a  "Proper
Person"  means any  person who was or is a party or is  threatened  to be made a party to any  threatened,  pending,  or completed  action,  suit or  proceeding, whether civil,  criminal,  administrative or  investigative,  and whether formal or  informal,  by  reason  of the fact  that he is or was a  director,  officer, employee,  fiduciary  or agent of the  corporation,  or is or was serving at the request of the corporation as a director,  officer, partner, trustee,  employee, fiduciary or agent of any foreign or domestic  profit or  nonprofit  corporation
or  of  any   partnership,   joint   venture,   trust,   profit   or   nonprofit
unincorporated  association,  limited liability company,  or other enterprise or employee  benefit  plan.  The  corporation  shall  indemnify  any Proper  Person against reasonably  incurred expenses  (including  attorneys' fees),  judgments, penalties,  fines  (including  any  excise  tax  assessed  with  respect  to  an employee  benefit  plan) and amounts paid in settlement  reasonably  incurred by him in  connection  with such action,  suit or proceeding if it is determined by the groups set forth in Section 4 of this Article VI that he  conducted  himself in good  faith and that he  reasonably  believed  (i) in the case of  conduct in his  official  capacity  with  the  corporation,  that  his  conduct  was in the corporation's  best  interests,  or (ii) in all  other  cases  (except  criminal cases),  that his  conduct was at least not  opposed to the  corporation's  best interests,  or  (iii)  in the case of any  criminal  proceeding,  that he had no reasonable  cause to believe his conduct was  unlawful.  A Proper Person will be deemed  to be acting  in his  official  capacity  while  acting  as a  director, officer,  employee or agent on behalf of this  corporation  and not while acting on this corporation's behalf for some other entity.

       No  indemnification  shall  be made  under  this  Article  VI to a Proper
Person  with  respect  to any  claim,  issue  or  matter  in  connection  with a proceeding  by or in the right of a  corporation  in which the Proper Person was adjudged  liable  to  the  corporation  or in  connection  with  any  proceeding charging that the Proper Person derived an improper  personal  benefit,  whether or not  involving  action  in an  official  capacity,  in which he was  adjudged liable on the basis that he  derived  an  improper  personal  benefit.  Further, indemnification  under this Section in connection  with a proceeding  brought by or in the right of the  corporation  shall be  limited to  reasonable  expenses, including attorneys' fees, incurred in connection with the proceeding.

       Section 2. Right to  Indemnification.  The  corporation  shall  indemnify any Proper  Person who was wholly  successful,  on the merits or  otherwise,  in defense of any  action,  suit,  or  proceeding  as to which he was  entitled  to indemnification  under Section 1 of this Article VI against expenses  (including attorneys'  fees)  reasonably  incurred by him in connection with the proceeding without  the  necessity  of  any  action  by  the  corporation  other  than  the determination in good faith that the defense has been wholly successful.

       Section 3.  Effect of  Termination  of  Action.  The  termination  of any action,  suit or proceeding by judgment,  order,  settlement or  conviction,  or upon a plea of nolo  contendere or its  equivalent  shall not of itself create a presumption that the person seeking  indemnification  did not meet the standards of conduct  described  in Section 1 of this  Article VI.  Entry of a judgment by consent  as  part  of a  settlement  shall  not be  deemed  an  adjudication  of liability, as described in Section 2 of this Article VI.

       Section  4.  Groups  Authorized  to Make  Indemnification  Determination.
Except where there is a right to  indemnification  as set forth in Sections 1 or
2 of this Article VI or where  indemnification  is ordered by a court in Section
5 of this  Article  VI,  any  indemnification  shall be made by the  corporation only as authorized in the specific case upon a  determination  by a proper group
that   indemnification   of  the  Proper   Person  is   permissible   under  the
circumstances  because he has met the applicable  standards of conduct set forth in  Section  1 of this  Article  VI.  This  determination  shall  be made by the board of directors by a majority  vote of those  present at a meeting at which a quorum is present,  which quorum shall  consist of directors  not parties to the proceeding  ("Quorum").  If a  Quorum  cannot  be  obtained,  the  determination shall be made by a  majority  vote of a  committee  of the  board  of  directors designated  by  the  board,  which  committee  shall  consist  of  two  or  more directors not parties to the  proceeding,  except that directors who are parties to the  proceeding  may  participate  in the  designation  of directors  for the committee.  If a Quorum of the board of  directors  cannot be  obtained  and the committee  cannot  be  established,  or  even if a  Quorum  is  obtained  or the committee  is  designated  and a majority  of the  directors  constituting  such
Quorum  or  committee  so  directs,  the  determination  shall  be  made  by (i)
independent  legal  counsel  selected by a vote of the board of directors or the committee  in the  manner  specified  in this  Section  4 or, if a Quorum of the
full  board  of  directors   cannot  be  obtained  and  a  committee  cannot  be
established,  by  independent  legal counsel  selected by a majority vote of the full board of directors  (including  directors who are parties to the action) or
(ii) a vote of the shareholders.

       Section 5.  Court-Ordered  Indemnification.  Any Proper  Person may apply for  indemnification  to the court conducting the proceeding or to another court of competent  jurisdiction  for  mandatory  indemnification  under  Section 2 of this Article VI, including  indemnification  for reasonable expenses incurred to
obtain  court-ordered  indemnification.   If  the  court  determines  that  such
Proper Person is fairly and reasonably  entitled to  indemnification  in view of all the relevant  circumstances,  whether or not he met the standards of conduct set  forth  in  Section  1 of this  Article  VI or was  adjudged  liable  in the proceeding,  the court may order such  indemnification as the court deems proper except  that if the Proper  Person  has been  adjudged  liable,  indemnification shall  be  limited  to  reasonable  expenses  incurred  in  connection  with the
proceeding   and   reasonable   expenses   incurred   to  obtain   court-ordered
indemnification.

       Section  6.  Advance  of   Expenses.   Reasonable   expenses   (including
attorneys'  fees)  incurred  in  defending  an  action,  suit or  proceeding  as described  in  Section 1 of this  Article VI may be paid by the  corporation  to any Proper Person in advance of the final  disposition  of such action,  suit or proceeding  upon receipt of (i) a written  affirmation  of such Proper  Person's good  faith  belief  that he has met the  standards  of  conduct  prescribed  by
Section 1 of this Article VI, (ii) a written  undertaking,  executed  personally or on the Proper  Person's  behalf,  to repay such  advances if it is ultimately determined  that he did not  meet  the  prescribed  standards  of  conduct  (the undertaking  shall be an unlimited  general  obligation of the Proper Person but need not be secured and may be accepted without  reference to financial  ability to make  repayment),  and (iii) a determination  is made by the proper group (as described  in Section 4 of this  Article VI) that the facts as then known to the group would not preclude  indemnification.  Determination  and  authorization of payments  shall  be made in the  same  manner  specified  in  Section  4 of this
Article VI.

       Section 7.  Witness  Expenses.  The  sections  of this  Article VI do not limit the  corporation's  authority to pay or reimburse  expenses  incurred by a director in  connection  with an  appearance  as a witness in a proceeding  at a time  when  he has  not  been  made  a  named  defendant  or  respondent  in the proceeding.

       Section 8.  Report to  Shareholders.  Any  indemnification  of or advance of  expenses to a director in  accordance  with this  Article VI, if arising out of a  proceeding  by or on  behalf  of the  corporation,  shall be  reported  in
writing   to  the   shareholders   with  or  before   the  notice  of  the  next
shareholders'  meeting.  If the  next  shareholder  action  is taken  without  a meeting at the  instigation  of the board of  directors,  such  notice  shall be given to the  shareholders at or before the time the first  shareholder  signs a writing consenting to such action.

                                  ARTICLE VII

                             Provisio of Insurance

       By action of the board of directors,  notwithstanding any interest of the directors in the action,  the corporation  may purchase and maintain  insurance, in such  scope and  amounts  as the board of  directors  deems  appropriate,  on behalf of any person who is or was a director,  officer, employee,  fiduciary or agent  of  the  corporation,  or  who,  while  a  director,  officer,  employee, fiduciary or agent of the  corporation,  is or was serving at the request of the corporation as a director,  officer,  partner, trustee,  employee,  fiduciary or agent of any  other  foreign  or  domestic  corporation  or of any  partnership, joint venture, trust, profit or nonprofit  unincorporated  association,  limited liability  company or other  enterprise or employee  benefit  plan,  against any liability  asserted  against,  or incurred  by, him in that  capacity or arising out of his status as such,  whether or not the corporation  would have the power to indemnify him against such  liability  under the  provisions of Article VI or applicable  law. Any such  insurance may be procured from any insurance  company
designated  by  the  board  of  directors  of  the  corporation,   whether  such
insurance   company  is  formed   under  the  laws  of  Colorado  or  any  other
jurisdiction  of  the  United  States  or  elsewhere,  including  any  insurance company in which the  corporation  has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII

                                 Miscellaneous

       Section  1.  Seal.  The  corporate  seal  of  the  corporation  shall  be circular in form and shall  contain the name of the  corporation  and the words,
"Seal, Colorado."

       Section 2. Fiscal Year.  The fiscal year of the  corporation  shall be as established by the board of directors.

       Section 3.  Amendments.  The board of directors  shall have power, to the maximum  extent  permitted by the Colorado  Business  Corporation  Act, to make, amend and  repeal  the  bylaws of the  corporation  at any  regular  or  special meeting of the board of directors unless the shareholders,  in making,  amending or repealing a particular  bylaw,  expressly  provide that the directors may not amend or repeal  such  bylaw.  The  shareholders  also  shall  have the power to make,  amend or repeal the bylaws of the  corporation  at any annual  meeting or at any special meeting called for that purpose.

       Section 4.  Gender.  The  masculine  gender is used in these  bylaws as a matter of  convenience  only and shall be  interpreted  to include the  feminine and neuter genders as the circumstances indicate.

       Section  5.  Conflicts.  In  the  event  of any  irreconcilable  conflict between these bylaws and either the  corporation's  articles of incorporation or applicable law, the latter shall control.

       Section 6.  Definitions.  Except as  otherwise  specifically  provided in these bylaws,  all terms used in these bylaws shall have the same  definition as in the Colorado Business Corporation Act.

                                [End of bylaws]